Exhibit 4.4





                              U.S. INDUSTRIES, INC.

                                       and

                           USI AMERICAN HOLDINGS, INC.

                                       as

                                     Issuers

                                       and

                               USI ATLANTIC CORP.

                                       as

                                    Guarantor


                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,

                                       as

                                     Trustee


                               ------------------


                                    Indenture

                          Dated as of October 27, 1998


                               ------------------

                              U.S. INDUSTRIES, INC.
                           USI AMERICAN HOLDINGS, INC.

         Reconciliation and tie between Trust Indenture Act of 1939 and
                    Indenture, dated as of October 27, 1998.



Trust Indenture                                           Indenture
  Act Section                                              Section


ss. 310(a)(1)    ........................................   607
     (a)(2)    ..........................................   607
     (b)       ..........................................   608
ss. 312(c)       ........................................   701
ss. 314(a)       ........................................   703
     (a)(4)    ..........................................   1004
     (c)(1)    ..........................................   102
     (c)(2)    ..........................................   102
     (e)       ..........................................   102
ss. 315(b)       ........................................   601
ss. 316(a)(last
     sentence) ..........................................   101
("Outstanding")
     (a)(1)(A) ..........................................   502, 512
     (a)(1)(B) ..........................................   513
     (b)       ..........................................   508
     (c)       ..........................................   104(e)
ss. 317(a)(1)    ........................................   503
     (a)(2)    ..........................................   504
     (b)       ..........................................   1003
ss. 318(a)       ........................................   111

                                TABLE OF CONTENTS



                                                                           Page


PARTIES....................................................................  1
RECITALS OF THE COMPANIES..................................................  1


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      SECTION 101.  Definitions..............................................2
      Act   .................................................................3
      Additional Amounts.....................................................3
      Affiliate..............................................................3
      Agent Members..........................................................3
      Attributable Debt......................................................3
      Authenticating Agent...................................................3
      Board of Directors.....................................................3
      Board Resolution.......................................................4
      Business Day...........................................................4
      Capital Stock..........................................................4
      Commission.............................................................4
      Companies..............................................................4
      Company................................................................4
      Company Request or Company Order.......................................4
      Consolidated Net Tangible Assets.......................................4
      Consolidation..........................................................5
      Conversion Event.......................................................5
      Corporate Trust Office.................................................5
      corporation............................................................5
      covenant defeasance....................................................5
      Credit Facility........................................................5
      Currency...............................................................5
      Debt  .................................................................5

--------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                                      ii


                                                                           Page

      Debt Basket............................................................5
      Default................................................................6
      Defaulted Interest.....................................................6
      defeasance.............................................................6
      Depositary.............................................................6
      Dollar or $............................................................6
      ECU   .................................................................6
      European Communities...................................................6
      European Monetary System...............................................6
      Event of Default.......................................................6
      Exchange Notes.........................................................6
      Exchange Offer.........................................................6
      Exchange Offer Registration Statement..................................6
      Exchange Rate Agent....................................................6
      Exchange Rate Officer's Certificate....................................7
      Existing Funded Debt...................................................7
      Fair Market Value......................................................7
      Federal Bankruptcy Code................................................7
      Foreign Currency.......................................................7
      Funded Debt............................................................7
      GAAP  .................................................................7
      Global Notes...........................................................7
      Government Obligations.................................................7
      Guarantee..............................................................8
      Guarantor..............................................................8
      Holder.................................................................8
      Incur .................................................................8
      Indenture..............................................................8
      Indexed Security.......................................................8
      Initial Notes..........................................................8
      interest...............................................................8
      Interest Payment Date..................................................9
      Lien  .................................................................9
      Lien Basket............................................................9
      Maturity...............................................................9
      Moody's................................................................9
      Officers' Certificate..................................................9
      Opinion of Counsel.....................................................9
      Original Issue Discount Security.......................................9


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                                     iii


                                                                          Page

      Other Jurisdiction.....................................................9
      Outstanding............................................................9
      Paying Agent..........................................................11
      Permitted Liens.......................................................11
      Person................................................................11
      Physical Notes........................................................11
      Predecessor Security..................................................11
      Principal Property....................................................11
      Private Placement Legend..............................................11
      QIB   ................................................................11
      Redemption Date.......................................................11
      Redemption Price......................................................12
      Registration Rights Agreement.........................................12
      Repayment Date........................................................12
      Repayment Price.......................................................12
      Responsible Officer...................................................12
      Restricted Security...................................................12
      Restricted Subsidiary.................................................12
      Rule 144A Certificate.................................................12
      S&P   ................................................................12
      Sale and Leaseback Transaction........................................12
      Securities............................................................12
      Security Register and Security Registrar..............................12
      Shelf Registration Statement..........................................12
      Special Purpose Funding Subsidiary....................................13
      Special Record Date...................................................13
      Stated Maturity.......................................................13
      Subsidiary............................................................13
      Surviving Entity......................................................13
      Tax Redemption Price..................................................13
      Trust Indenture Act or TIA............................................13
      Trustee...............................................................13
      USI   ................................................................13
      USIAH ................................................................13
      United States.........................................................13
      United States person..................................................13
      Unrestricted Subsidiary...............................................14
      Vice President........................................................14
      Voting Stock..........................................................14


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                                      iv


                                                                          Page

      Wholly-Owned Subsidiary...............................................14
      Yield to Maturity.....................................................14
      SECTION 102.  Compliance Certificates and Opinions....................14
      SECTION 103.  Form of Documents Delivered to Trustee..................15
      SECTION 104.  Acts of Holders.........................................16
      SECTION 105.  Notices, Etc., to Trustee, the Companies and
                      the Guarantor.........................................17
      SECTION 106.  Notice to Holders; Waiver...............................18
      SECTION 107.  Effect of Headings and Table of Contents................18
      SECTION 108.  Successors and Assigns..................................18
      SECTION 109.  Separability Clause.....................................19
      SECTION 110.  Benefits of Indenture...................................19
      SECTION 111.  Governing Law...........................................19
      SECTION 112.  Legal Holidays..........................................19
      SECTION 113.  Schedules, Exhibits and Annexes.........................19
      SECTION 114.  Counterparts............................................19
      SECTION 115.  No Personal Liability of Directors, Officers,
                       Incorporators, Employees and Stockholders............20


                                   ARTICLE TWO

                                 SECURITY FORMS

      SECTION 201.  Forms Generally.........................................20
      SECTION 202.  Form of Trustee's Certificate of Authentication.........21

                                  ARTICLE THREE

                                 THE SECURITIES

      SECTION 301.  Amount; Issuance........................................22
      SECTION 302.  Denominations...........................................26
      SECTION 303.  Execution, Authentication, Delivery and Dating..........26
      SECTION 305.  Registration, Registration of Transfer and Exchange.....29
      SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities........31
      SECTION 307.  Payment of Interest; Interest Rights Preserved..........31
      SECTION 308.  Optional Extension of Stated Maturity...................34
      SECTION 309.  Persons Deemed Owners...................................35
      SECTION 310.  Cancellation............................................35
      SECTION 311.  Computation of Interest.................................36

                                                                          Page

      SECTION 312.  Currency and Manner of Payments in Respect
                       of Securities........................................36
      SECTION 313.  Appointment and Resignation of Successor
                       Exchange Rate Agent..................................40
      SECTION 314.  Book-Entry Provisions for Global Notes..................40
      SECTION 315.  Transfer Provisions.....................................42
      SECTION 316.  CUSIP Numbers...........................................44

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

      SECTION 401.  Satisfaction and Discharge of Indenture.................45
      SECTION 402.  Application of Trust Money..............................46

                                 ARTICLE FIVE

                                   REMEDIES

      SECTION 501.  Events of Default.......................................47
      SECTION 502.  Acceleration of Maturity; Rescission and Annulment......49
      SECTION 503.  Collection of Indebtedness and Suits for
                        Enforcement by Trustee..............................50
      SECTION 504.  Trustee May File Proofs of Claim........................51
      SECTION 505.  Trustee May Enforce Claims Without Possession
                         of Securities......................................52
      SECTION 506.  Application of Money Collected..........................52
      SECTION 507.  Limitation on Suits.....................................52
      SECTION 508.  Unconditional Right of Holders to Receive Principal,
                         Premium and Interest...............................53
      SECTION 509.  Restoration of Rights and Remedies......................54
      SECTION 510.  Rights and Remedies Cumulative..........................54
      SECTION 511.  Delay or Omission Not Waiver............................54
      SECTION 512.  Control by Holders......................................54
      SECTION 513.  Waiver of Past Defaults.................................55
      SECTION 514.  Undertaking for Costs...................................55
      SECTION 515.  Waiver of Stay or Extension Laws........................56
      SECTION 516.  Remedies Subject to Applicable Law......................56

                                                                          Page

                                 ARTICLE SIX

                                 THE TRUSTEE

      SECTION 601.  Notice of Defaults......................................56
      SECTION 602.  Certain Rights of Trustee...............................57
      SECTION 603.  Trustee Not Responsible for Recitals or
                       Issuance of Securities...............................58
      SECTION 604.  May Hold Securities.....................................58
      SECTION 605.  Money Held in Trust.....................................59
      SECTION 606.  Compensation and Reimbursement..........................59
      SECTION 607.  Corporate Trustee Required; Eligibility.................60
      SECTION 608.  Resignation and Removal; Appointment of Successor.......60
      SECTION 609.  Acceptance of Appointment by Successor..................62
      SECTION 610.  Merger, Conversion, Consolidation or Succession
                        to Business.........................................63
      SECTION 611.  Appointment of Authenticating Agent.....................63
      SECTION 612.  Preferential Collection of Claims Against Companies.....65

                                ARTICLE SEVEN

                    HOLDERS' LISTS AND REPORTS BY TRUSTEE

      SECTION 701.  Disclosure of Names and Addresses of Holders............65
      SECTION 702.  Reports by Trustee......................................66

                                ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

      SECTION 801.  Companies and Guarantor May Consolidate, Etc.,
                       Only on Certain Terms................................66
      SECTION 802.  Successor Substituted...................................68

                                 ARTICLE NINE

                           SUPPLEMENTAL INDENTURES

      SECTION 901.  Supplemental Indentures Without Consent of Holders......68
      SECTION 902.  Supplemental Indentures with Consent of Holders.........69
      SECTION 903.  Execution of Supplemental Indentures....................71

                                                                          Page

      SECTION 904.  Effect of Supplemental Indentures.......................71
      SECTION 905.  Conformity with Trust Indenture Act.....................71
      SECTION 906.  Reference in Securities to Supplemental Indentures......71
      SECTION 907.  Notice of Supplemental Indentures.......................72

                                 ARTICLE TEN

                                  COVENANTS

      SECTION 1001.  Payment of Principal, Premium, If Any, and Interest....72
      SECTION 1002.  Overdue Interest.......................................72
      SECTION 1003.  Maintenance of Office or Agency........................72
      SECTION 1004.  Money for Securities Payments to Be Held in Trust......73
      SECTION 1005.  Statement as to Compliance.............................75
      SECTION 1006.  Payment of Taxes and Other Claims......................75
      SECTION 1007.  Maintenance of Properties..............................75
      SECTION 1008.  Corporate Existence....................................76
      SECTION 1009.  Limitation on Liens....................................76
      SECTION 1010.  Limitation on Sale and Leaseback Transactions..........79
      SECTION 1011.  Limitation on Restricted Subsidiary Funded Debt........80
      SECTION 1012.  Waiver of Certain Covenants............................82
      SECTION 1013.  Payment of Additional Amounts..........................82

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

      SECTION 1101.  Optional Redemption....................................84
      SECTION 1102.  Redemption in Circumstances Involving Taxation.........85
      SECTION 1103.  Applicability of Article...............................86
      SECTION 1104.  Election to Redeem; Notice to Trustee..................86
      SECTION 1105.  Selection by Trustee of Securities to Be Redeemed......86
      SECTION 1106.  Notice of Redemption...................................87
      SECTION 1107.  Deposit of Redemption Price............................88
      SECTION 1108.  Securities Payable on Redemption Date..................88
      SECTION 1109.  Securities Redeemed in Part............................89

                                                                          Page
                                ARTICLE TWELVE

                                  GUARANTEE

      SECTION 1201.  Guarantee..............................................89
      SECTION 1202.  Execution of Guarantee; Form of Guarantee..............90
      SECTION 1203.  Severability...........................................92
      SECTION 1204.  Seniority of Guarantee.................................92
      SECTION 1205.  Limitation of the Guarantor's Liability................92
      SECTION 1206.  Release of USI Atlantic as Guarantor and USIAH
                        as Co-Issuer........................................92
      SECTION 1207.  Benefits Acknowledged..................................93

                               ARTICLE THIRTEEN

      [Reserved.]

                               ARTICLE FOURTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

      SECTION 1401.  Companies' Option to Effect Defeasance or Covenant
                      Defeasance............................................94
      SECTION 1402.  Defeasance and Discharge...............................94
      SECTION 1403.  Covenant Defeasance....................................95
      SECTION 1404.  Conditions to Defeasance or Covenant Defeasance........95
      SECTION 1405.  Deposited Money and Government Obligations to Be
                        Held in Trust; Other Miscellaneous Provisions.......97
      SECTION 1406.  Reinstatement..........................................98

TESTIMONIUM.................................................................99

SIGNATURES AND SEALS........................................................99

FORM OF SECURITY.....................................................EXHIBIT A

            INDENTURE, dated as of October 27, 1998, between U.S. INDUSTRIES, INC., a Delaware corporation ("USI"), having its principal office at 101 Wood Avenue South, Iselin, New Jersey 08830-0169, USI AMERICAN HOLDINGS, INC., a Delaware corporation and a wholly owned subsidiary of USI, having its principal office at 101 Wood Avenue South, Iselin, New Jersey 08830-0169 ("USIAH", and together with USI, the "Companies"), USI Atlantic Corp., a Delaware corporation and a wholly owned subsidiary of USI ("USI Atlantic") having its principal office at 101 Wood Avenue South, Iselin, New Jersey 08830-0169, as Guarantor (the "Guarantor") and The First National Bank of Chicago, a national banking association, as Trustee (the "Trustee").


                           RECITALS OF THE COMPANIES

            Each of the Companies has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of their unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), which may be convertible into or exchangeable for any securities of any person (including any of the Companies), to be issued in one or more series as in this Indenture provided.

            It is contemplated that this Indenture shall provide for the issuance of the Securities as to which each of the Companies shall be obligated on a joint and several basis, all of which shall be guaranteed by the Guarantor to the extent permitted by law.

            The Guarantor has duly authorized its guarantee of the Securities, and to provide therefor it has duly authorized the execution and delivery of this Indenture.

            This Indenture may be used in connection with the issuance of Securities exempt from the registration requirements under the Securities Act of 1933, as amended, Securities registered under such Act and/or Securities registered under the Securities Exchange Act of 1934, as amended, issued in exchange for any Securities theretofore issued pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended.

            Upon the issuance of any Exchange Notes, this Indenture will be subject to and governed by the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of or deemed to be part of and to govern the indentures qualified thereunder.

            All things necessary have been done to make this Indenture a valid agreement of the Companies and the Guarantor, each in accordance with their respective terms.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

            SECTION 101.  Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean GAAP at the date of such computation;

            (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

            (5) Certain terms, used principally in Article Three, are defined in that Article;

            (6) Any provision hereof which refers to the Companies shall apply, in the context of any Securities issued by such Company, only to the respective Company, or

                                      3
      in the case of Securities as to which either or both of the Companies shall be obligated, to either or both of the Companies as the context may require; and

            (7) The following terms shall have the meanings set forth below:

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Additional Amounts" shall have the meaning set forth in Section
1013.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent Members" has the meaning specified in Section 311.

            "Attributable Debt" means, as to any particular lease under which either of the Companies or any Restricted Subsidiary is at the time liable for a term of more than 12 months, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by either the Companies or any Restricted Subsidiary under such lease during the remaining term thereof (excluding any subsequent renewal or other extension options held by the lessee), discounted from the respective due dates thereof to such date at the rate per annum equivalent to the interest rate inherent in such lease. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, services, insurance, taxes, assessments, water rates and similar charges and contingent rents (such as those based on sales). In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount of rent shall include the lesser of (i) the total discounted net amount of rent required to be paid from the later of the first date upon which such lease may be so terminated or the date of the determination of such net amount of rent, as the case may be, and (ii) the amount of such penalty (in which event no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated).

            "Authenticating Agent" means any Person appointed by the Trustee to act on behalf of the Trustee pursuant to Section 611 to authenticate Securities.

            "Board of Directors" means either the board of directors of each of the Companies or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of each of the Companies to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

            "Capital Stock" means with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the date hereof or issued thereafter, including, without limitation, all common stock and preferred stock.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Companies" means USI and USIAH.

            "Company" means either of the Persons named as the "Companies" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of either of the Companies by its respective Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

            "Consolidated Net Tangible Assets" means the total amount of assets appearing on the most recent Consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP after deducting therefrom (i) all current liabilities (excluding any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount less unamortized premium and expense and other like intangibles.

            "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its Subsidiaries if and to the extent the accounts of such Person and each of its Subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

            "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such Currency and by a central bank or other public institution of or within the international banking community for the settlement of transactions, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any currency unit (or composite currency) other than the ECU for the purposes for which it was established.

            "Corporate Trust Office" means the corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture is located at 153 West 51st Street, 5th Floor, New York, New York 10019, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

            "corporation" includes corporations, associations, companies and business trusts.

            "covenant defeasance" has the meaning specified in Section 1403.

            "Credit Facility" means the Credit Agreement, dated as of December 12, 1996, among USI American Holdings, Inc, USI Funding, Inc., as borrowers, U.S. Industries, Inc. as guarantor, Bank of America Illinois, as Issuing Bank and Swingline Bank, the additional financial institutions set forth therein, as lenders, Bank of America National Trust and Savings Association, as Agent, and BA Securities, Inc., as Arranger, as such agreement may be amended from time to time (or any one or more renewals, extension, refinancings, or refundings thereof).

            "Currency" means any currency or currencies, composite currency or currency unit or currency units, including, without limitation, the ECU, issued by the government of one or more countries or by any recognized confederation or association of such governments.

            "Debt" means (without duplication) indebtedness for borrowed money evidenced by notes, bonds, debentures or other similar instruments, and any contingent or other obligations arising under any guarantee or similar instrument with respect thereto.

            "Debt Basket" has the meaning specified in Section 1010.

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Defaulted Interest" has the meaning specified in Section 307.

            "defeasance" has the meaning specified in Section 1402.

            "Depositary" means The Depository Trust Company, its nominees, and their respective successors.

            "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

            "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

            "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

            "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Notes" refers to any series of Notes containing terms substantially identical to any series of Securities (except that (i) such Exchange Notes shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act, and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) that are issued in exchange for such series of Securities in accordance with an Exchange Offer.

            "Exchange Offer" means an offer by the Company to the Holders to exchange a series of Securities for Exchange Notes, as provided for in a Registration Rights Agreement.

            "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in a Registration Rights Agreement.

            "Exchange Rate Agent" shall have the meaning set forth in Section
313.

            "Exchange Rate Officer's Certificate" means a tested telex, confirmed facsimile or a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section 302 in the relevant Currency), payable with respect to a Security on the basis of such Market Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer, any Vice President or any Assistant Treasurer of either of the Companies.

            "Existing Funded Debt" means all Funded Debt (other than Funded Debt outstanding pursuant to the Credit Facility) existing on the date of this Indenture.

            "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

            "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

            "Foreign Currency" means any Currency other than Currency of the United States.

            "Funded Debt" means Debt that by its terms (i) matures more than one year from the date of original issuance or creation or (ii) matures within one year from such date but is renewable or extendible at the option of any obligor to a date more than one year from such date.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States, from time to time.

            "Global Notes" has the meaning specified in Section 201.

            "Government Obligations" means securities which are (i) direct obligations of the government which issued the Currency in which the Securities are payable or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the Currency in which the Securities are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such Currency and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest or principal of the Government Obligation evidenced by such depository receipt.

            "Guarantee" means the unconditional guarantee by the Guarantor, pursuant to Article Twelve, which is subject to release under certain circumstances as described therein.

            "Guarantor" means USI Atlantic Corp.

            "Holder" means the Person in whose name a Security is registered in the Security Register.

            "Incur" means, with respect to any Debt of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become, directly or indirectly, liable in respect of such Debt or the recording, as required pursuant to GAAP or otherwise, of any such Debt on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

            "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

            "Initial Notes" means the 7 1/8% Senior Notes due 2003 issued as of the date hereof in an aggregate principal amount of $250,000,000.

            "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

            "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

            "Lien" means any pledge, mortgage, lien, charge, encumbrance or security interest.

            "Lien Basket" shall have the meaning set forth in Section 1009.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

            "Moody's" means Moody's Investors Service, Inc.

            "Officers' Certificate" means a certificate signed by the Chairman, the President, Vice President, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of either of the Companies or of the Guarantor, or any other officer of either of the Companies or of the Guarantor having substantially the same authority and responsibility and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel or counsels, who may be counsel or counsels for either of the Companies, including an employee or employees of either of the Companies, and who shall be acceptable to the Trustee.

            "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

            "Other Jurisdiction" shall have the meaning set forth in Section
1013.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than either of the Companies) in trust or set aside and segregated in trust by the Companies (if each of the Companies shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) Securities, except to the extent provided in Sections 1402 and 1403, with respect to which the Companies have effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

            (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Companies;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by either of the Companies as set forth in an Exchange Rate Officer's Certificate delivered to the Trustee, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, and (iv) Securities owned by either of the Companies or any other obligor upon the Securities or any Affiliate of either of the Companies or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not either of the Companies or any other obligor upon the Securities or any Affiliate of either of the Companies or such other obligor.

            "Paying Agent" means any Person (including either of the Companies acting as Paying Agent) authorized by the respective Company to pay the principal of (or premium, if any) or interest, if any, on any Securities on behalf of such Company.

            "Permitted Liens" has the meaning specified in Section 1009.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Physical Notes" has the meaning specified in Section 201.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Principal Property" means any manufacturing plant or warehouse, together with the land upon which it is erected and fixtures comprising a part thereof, owned by either of the Companies or any Restricted Subsidiary and located in the United States, the gross book value (without deduction of any reserve for depreciation) of which on the date as of which the determination is being made is an amount which exceeds 1% of Consolidated Net Tangible Assets, other than any such manufacturing plant or warehouse or any portion thereof (together with the land upon which it is erected and fixtures comprising a part thereof) which, in the opinion of the Board of Directors, is not of material importance to the total business conducted by the Companies and their Subsidiaries, taken as a whole.

            "Private Placement Legend" has the meaning specified in Section 203.

            "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

            "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Registration Rights Agreement" means the Registration Rights Agreement dated October 22, 1998, among the Companies and the Initial Purchasers or any other comparable agreement entered into in connection with the issuance of Securities under this Indenture.

            "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment pursuant to this Indenture.

            "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid pursuant to this Indenture.

            "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned to administer corporate trust matters, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Security" means a Security required to bear the restricted securities legend set forth in Section 203.

            "Restricted Subsidiary" means each Subsidiary other than Unrestricted Subsidiaries.

            "Rule 144A Certificate" has the meaning specified in Section 312.

            "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc.

            "Sale and Leaseback Transaction" has the meaning specified in
Section 1010.

            "Securities" has the meaning stated in the first recital of this Indenture.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

            "7 1/4% Notes" means the Companies' 7 1/4% Senior Notes due 2006.

            "Shelf Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

            "Special Purpose Funding Subsidiary" means a direct Wholly-Owned Subsidiary of either of the Companies (i) that serves as a cash management company for either of the Companies and its respective Subsidiaries and has no other material operations or business, (ii) that for every transfer of funds to it, records a corresponding liability on its books and records to the transferor thereof, and (iii) whose assets do not materially exceed its liabilities.

            "Special Record Date" for the payment of any Defaulted Interest on the Securities means a date fixed by the Trustee pursuant to Section 307.

            "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 308.

            "Subsidiary" means any corporation of which at the time of determination either of the Companies, directly and/or indirectly through one or more Subsidiaries, owns more than 50% of the shares of Voting Stock.

            "Surviving Entity" has the meaning specified in Section 801.

            "Tax Redemption Price" shall have the meaning set forth in Section 1102.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

            "USI" means U.S. Industries, Inc.

            "USIAH" means USI American Holdings, Inc.

            "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

            "United States person" means an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

            "Unrestricted Subsidiary" means any Subsidiary of either of the Companies that (i) is organized under the laws of a jurisdiction other than a jurisdiction in the United States of America, (ii) does not constitute a "significant subsidiary" of the Company within the meaning of Rule 1-02(w) of Regulation S-X promulgated under the Exchange Act or any successor provision thereto or (iii) in the case of USI Atlantic and USIAH, is (but only for so long as and only to the extent it is) acting as a co-issuer or guarantor of any indebtedness of USI that is pari passu in right of payment with the indebtedness under the Securities.

            "Vice President", when used with respect to either of the Companies or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions of such Person) whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

            "Wholly-Owned Subsidiary" of any Person means a Subsidiary of such Person all the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

            "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

            SECTION 102.  Compliance Certificates and Opinions.

            Upon any application or request by either of the Companies and/or the Guarantor to the Trustee to take any action under any provision of this Indenture, each of the Companies, as applicable, and the Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 1004) shall include:

            (1) a statement that each individual signing such certificate or individual or firm signing such opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual or such firm, such covenant or condition has been complied with.

            SECTION 103.  Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of either of the Companies and/or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Opinions of counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Companies or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that covenants have been complied with, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 104.  Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Companies. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Companies and the Guarantor, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

            (d) If the Companies or the Guarantor shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Companies or the Guarantor, as the case may be, may, at their option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Companies or the Guarantor, as the case may be, shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Companies and/or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

            SECTION 105. Notices, Etc., to Trustee, the Companies and the Guarantor.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (1) the Trustee by any Holder, the Companies or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
      Attention: Corporate Trust Services Division, or

            (2) either of the Companies by the Trustee, any Holder or the Guarantor shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Companies addressed to them at the addresses of their respective principal offices specified in the first paragraph of this Indenture or either at any other address previously furnished in writing to the Trustee by either of the Companies, or

            (3) the Guarantor by any Holder, the Trustee or either of the Companies shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor addressed to it at 101 Wood Avenue South, Iselin, New Jersey 08830-0169, Attention: George H. MacLean, Esq., or at any other address previously furnished in writing to the Trustee or the Companies, as the case may be, by the Guarantor.

            SECTION 106.  Notice to Holders; Waiver.

            Where this Indenture provides for notice of any event to Holders by the Companies or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

            In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice for every purpose hereunder.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            SECTION 107.  Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 108.  Successors and Assigns.

            All covenants and agreements in this Indenture by the Companies and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

            SECTION 109.  Separability Clause.

            In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 110.  Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 111.  Governing Law.

            This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

            SECTION 112.  Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or the Securities which specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

            SECTION 113.  Schedules, Exhibits and Annexes.

            All schedules, exhibits and annexes attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

            SECTION 114.  Counterparts.

            This Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which counterparts shall be an original; but such counterparts shall together constitute but one and the same instrument.

            SECTION 115. No Personal Liability of Directors, Officers, Incorporators, Employees and Stockholders.

            No recourse under or upon any obligation, covenant or agreement of this Indenture or any indenture supplemental hereto or of any Security or Guarantee, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Companies or the Guarantor or any of their respective Affiliates or of any successor corporation thereof, either directly or through the Companies, the Guarantor or any of their respective Affiliates or any such successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Companies or the Guarantor or any of their respective Affiliates or of any successor corporation thereof, or any of them, because of the creation of the Debt hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or the Guarantee or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or the Guarantee or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities and the Guarantee.

                                  ARTICLE TWO

                                SECURITY FORMS

            SECTION 201.  Forms Generally.

            The Securities of each series shall be in substantially the form set forth in Exhibit A or as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the forms of Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary each of the Companies and delivered to the Trustee at or prior to the delivery of both the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

            The Trustee's certificate of authentication on all Securities shall be in substantially the form set forth in this Article.

            The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the respective officers of the Companies executing such Securities, as evidenced by their execution of such Securities.

            The terms and provisions contained in the form of the Security annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. Each of the Companies and the Trustee, by its execution and delivery of this Indenture, expressly agrees to the terms and provisions of the Security applicable to it and to be bound thereby.

            Unless otherwise provided pursuant to Section 301, the Securities of each series shall initially be issued in the form of one or more permanent global Notes in registered form, substantially in the form as set forth in Exhibit A (the "Global Notes"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Companies and authenticated by the Trustee as hereinafter provided.

            Securities issued pursuant to Section 305 in exchange for or upon transfer of beneficial interests in the Global Notes shall be in the form of permanent certificated Notes in registered form substantially in the form and with the changes as described and set forth in Exhibit A (the "Physical Notes").

            SECTION 202.  Form of Trustee's Certificate of Authentication.

            Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            Dated:  ____________________

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          The First National Bank of Chicago,
                                                            as Trustee


                                          By
                                               Authorized Officer


                                 ARTICLE THREE

                                THE SECURITIES

            SECTION 301.  Amount; Issuance.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (18) below), if so provided, may be determined from time to time by the Companies with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

            (2) whether one or both of the Companies (and, if only one, which Company) is to act as issuer of the Securities of the series and whether the Guarantee will apply to Securities of such series;

            (3) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 305, 306, 906, 1107 or 1405);

            (4) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of the Securities of the series is payable;

            (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

            (6) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Registered Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and, if different than the location specified in Section 106, the place or places where notices or demands to or upon the Companies in respect of the Securities of the series and this Indenture may be served;

            (7) the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Companies, if the Companies is to have that option;

            (8) the obligation, if any, of the Companies to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

            (9) if other than denominations of $1,000 and any integral multiple thereof, the denomination or denominations in which any Securities of the series shall be issuable;

            (10) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

            (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

            (12) if other than Dollars, the Currency in which payment of the principal of (or premium, if any) or interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the particular provisions applicable thereto in accordance with, in addition to or in lieu of any of the provisions of
      Section 312;

            (13) whether the amount of payments of principal of (or premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

            (14) whether the principal of (or premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Companies or a Holder thereof, in a Currency other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are denominated or stated to be payable and the Currency in which such

      Securities are to be so payable, in each case in accordance with, in addition to or in lieu of any of the provisions of Section 312;

            (15) the designation of the initial Exchange Rate Agent, if any;

            (16) the applicability, if any, of Sections 307(b), 308, 1301, 1402 and/or 1403 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen that shall be applicable to the Securities of the series;

            (17) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

            (18) any deletions from, modifications of or additions to the Events of Default or covenants (including any deletions from, modifications of or additions to Section 1011) of the Companies with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

            (19) the Person to whom any interest on any Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

            (20) if Securities of the series are to be issuable in definitive form only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions;

            (21) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

            (22) if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Companies), the terms and conditions upon which such Securities will be so convertible or exchangeable; and

            (23) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act).

            All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

            Subsequent to the issuance of the Initial Notes on the date hereof, no Securities shall be issued under this Indenture that are senior in right of payment to the Initial Notes.

            If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

            SECTION 302.  Denominations.

            The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

            SECTION 303.  Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of each of the Companies by its respective Chairman, its President, any Vice President or its Treasurer, under its corporate seal reproduced thereon attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be the manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

            Securities bearing the manual or facsimile signatures of individuals who were at the time of such signature the proper officers of the Companies shall bind the Companies, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Companies may deliver Securities of any series, executed by the Companies to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, stated maturity, date of issuance and date from which interest shall accrue.

            In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon, an Opinion of Counsel stating:

            (a) that the form or forms of such Securities have been established in conformity with the provisions of this Indenture;

            (b) that the terms of such Securities have been established in conformity with the provisions of this Indenture;

            (c) that such Securities, when completed by appropriate insertions and executed and delivered by the Companies to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Companies in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Companies, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities;

            (d) that all laws and requirements in respect of the execution and delivery by the Companies of such Securities and of the supplemental indentures, if any, have been complied with and that authentication and delivery of such Securities and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

            (e) that the Companies have the corporate power to issue such Securities and has duly taken all necessary corporate action with respect to such issuance; and

            (f) that the issuance of such Securities will not contravene the articles of incorporation or by-laws of each of the Companies or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which each of the Companies is bound.

            Notwithstanding the provisions of Section 301 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

            The Trustee shall not be required to authenticate and deliver any such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Companies, and the Companies shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Companies, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

            In case either of the Companies, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which either of the Companies shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Nine, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

            The Securities represented by the Global Note are exchangeable for Physical Notes in definitive form of like tenor as such Notes in denominations of U.S.$1,000 and integral multiples thereof if: (i) the Depositary notifies the Companies that it is unwilling or unable to continue as Depositary for the Global Note or the Depositary ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days, (ii) the Companies in their discretion at any time determines not to have all of the Notes represented by the Global Note or (iii) an Event of Default has occurred and Holders of more than 25% in aggregate principal amount of the Securities at the time outstanding represented by the Global Notes advise the Trustee through the Depositary in writing that the continuation of a book-entry system through the Depositary with respect to the Global Notes is no longer required. Any Security that is exchangeable pursuant to the preceding sentence is exchangeable for certificated Securities issuable in authorized denominations and registered in such names as the Depository shall direct. Subject to the foregoing, the Global Note is not exchangeable, except for a Global Note of the same aggregate denomination to be registered in the name of the Depository or its nominee. In addition, such certificates will bear the Private Placement Legend (unless the Companies determine otherwise in accordance with applicable law) subject, with respect to such Securities, to the provisions of such legend.

            SECTION 304. [Reserved.]

            SECTION 305.  Registration, Registration of Transfer and Exchange.

            The Companies shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities (the registers maintained in the Corporate Trust Office of the Trustee and in any other office or agency of any of the Companies in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Companies shall provide for the registration of the Securities and of transfers of the Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering the Securities and transfers of the Securities as herein provided.

            Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Companies shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

            At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Companies shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Companies, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Companies or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Companies and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Companies may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 906, 1107 or 1305 not involving any transfer.

            The Companies shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 1104 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

            A Holder of Securities (other than certain specified holders) who wishes to exchange such Securities for Exchange Notes in the Registered Exchange Offer will be required to represent that any Exchange Notes to be received by it will be acquired in the ordinary course of its business and that at the time of the commencement of the Registered Exchange Offer it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes and that it is not an "affiliate" of either of the Companies, as defined in Rule 405 of the Securities Act or, if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

            SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

            If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Companies and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Companies and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Companies or the Trustee that such Security has been acquired by a bona fide purchaser, the Companies shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Companies may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Companies, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            SECTION 307.  Payment of Interest; Interest Rights Preserved.

            (a) Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest, if any, on any Security (and any Additional Amounts payable in respect thereof) which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of either of the Companies maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Security may at the Companies' option be paid by
(i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 309, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located in the United States.

            Any interest on any Security of any series (and any Additional Amounts payable in respect thereof) which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Companies, at their election in each case, as provided in clause (1) or (2) below:

            (1) The Companies may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Companies shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Companies shall deposit with the Trustee an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Companies of such Special Record Date and, in the name and at the expense of the Companies, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Companies may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Companies to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            (b) The provisions of this Section 307(b) may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Companies on the date or dates specified on the face of such Security (each an "Optional Reset Date"). The Companies may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Note. Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of any such Security a notice (the "Reset Notice") indicating whether the Companies have elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity Date of such Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

            Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Companies may, at their option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

            The Holder of any such Security will have the option to elect repayment by the Companies of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.

            Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            SECTION 308.  Optional Extension of Stated Maturity.

            The provisions of this Section 308 may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The Stated Maturity of any Security of such series may be extended at the option of the Companies for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Companies may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Companies exercise such option, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Companies to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

            Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Companies may, at their option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

            If the Companies extend the Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Companies on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Companies have extended the Maturity thereof, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

            SECTION 309.  Persons Deemed Owners.

            Prior to due presentment of a Security for registration of transfer, the Companies, the Trustee and any agent of the Companies or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Companies, the Trustee or any agent of the Companies or the Trustee shall be affected by notice to the contrary.

            SECTION 310.  Cancellation.

            All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be promptly cancelled by it. The Companies may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Companies may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Companies have not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Companies shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Companies unless by Company Order the Companies shall direct that cancelled Securities be returned to them.

            SECTION 311.  Computation of Interest.

            Except as otherwise specified as contemplated by Section 301 with respect to any Securities, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

            SECTION 312. Currency and Manner of Payments in Respect of
Securities.

            (a) With respect to Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, payment of the principal of (and premium, if any) and interest, if any, on any Security of such series will be made in the Currency in which such Security is payable. The provisions of this Section 312 may be modified or superseded with respect to any Securities pursuant to Section 301.

            (b) It may be provided pursuant to Section 301 with respect to Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (or premium, if any) or interest, if any, on such Securities in any of the Currencies which may be designated for such election by delivering to the Trustee a written election with signature guarantees and in the applicable form established pursuant to Section 301, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Security of such series with respect to which an Event of Default has occurred or with respect to which the Companies have deposited funds pursuant to Article Four or Fourteen or with respect to which a notice of redemption has been given by the Companies or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in Section 312(a). The Trustee shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Securities for which Holders have made such written election.

            (c) Unless otherwise specified pursuant to Section 301, if the election referred to in paragraph (b) above has been provided for pursuant to
Section 301, then, unless otherwise specified pursuant to Section 301, not later than the fourth Business Day after the Election Date for each payment date for Securities of any series, the Exchange Rate Agent will deliver to the Companies a written notice specifying, in the Currency in which Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any) and interest, if any, on the Securities to be paid on such payment date, specifying the amounts in such Currency so payable in respect of the Securities as to which the Holders of Securities of such series shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 301 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 301, on the second Business Day preceding such payment date the Companies will deliver to the Trustee for such series of Securities an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Unless otherwise specified pursuant to Section 301, the Dollar or Foreign Currency amount receivable by Holders of Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the Companies on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

            (d) If a Conversion Event occurs with respect to a Foreign Currency in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each date for the payment of principal of (and premium, if any) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was used (the "Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. Unless otherwise specified pursuant to Section 301, the Dollar amount to be paid by the Companies to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency

Unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.

            (e) Unless otherwise specified pursuant to Section 301, if the Holder of a Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election; and if a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) above.

            (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

            (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and subject to the provisions of paragraph (h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

            (h) For purposes of this Section 312 the following terms shall have the following meanings:

            A "Component Currency" shall mean any Currency which, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the ECU.

            A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including, but not limited to, the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, having an aggregate Dollar Equivalent value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent value of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, the ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

            "Election Date" shall mean the date for any series of Securities as specified pursuant to clause (13) of Section 301 by which the written election referred to in paragraph (b) above may be made.

            All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Companies, the Trustee and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange Rate Agent shall promptly give written notice to the Companies and the Trustee of any such decision or determination.

            In the event that the Companies determine in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Companies will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in Section 106 to the affected Holders) specifying the Conversion Date. In the event the Companies so determine that a Conversion Event has occurred with respect to the ECU or any other currency unit in which Securities are denominated or payable, the Companies will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in Section 106 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Companies determine in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Companies will similarly give written notice to the Trustee and the Exchange Rate Agent.

            The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Companies and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Companies or the Exchange Rate Agent.

            SECTION 313. Appointment and Resignation of Successor Exchange Rate Agent.

            (a) Unless otherwise specified pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Currency other than Dollars or (ii) may be payable in a Currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Companies will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Companies will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 301 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued Currency into the applicable payment Currency for the payment of principal (and premium, if any) and interest, if any, pursuant to
Section 312.

            (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Companies and the Trustee.

            (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause with respect to the Securities of one or more series, the Companies, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to
Section 301, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Companies on the same date and that are initially denominated and/or payable in the same Currency).

            SECTION 314.  Book-Entry Provisions for Global Notes.

            (a) Unless otherwise provided pursuant to Section 301, the Securities of each series initially will be issued in the form of one or more Global Notes. The Global Notes initially shall (i) be registered in the name of the Depositary for the Global Notes or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear Private Placement Legends.

            The Depository or its nominee, upon receipt of any payment of principal of or interest on a Global Note, will credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Note as shown on the records of the Depository or its nominee.

            Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to the Global Notes held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Notes, and the Depositary may be treated by the Companies, the Trustee and any agent of either of the Companies or the Trustee as the absolute owner of the Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Companies, the Trustee or any agent of the Companies or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.

            Securities that are issued as described in subsection (b) below will be issued in definitive form. Upon the transfer of a Security in definitive form, such Security will, unless the applicable Global Note has previously been exchanged for Securities in definitive form, be exchanged for an interest in the Global Note representing the principal amount of Securities being transferred.

            Upon the issuance of each Global Note, the Depository will credit, on its book-entry registration and transfer system, the principal amount of the Securities represented by such Global Note to the accounts of Holders. The accounts to be credited shall be designated by the Initial Purchaser. Ownership of beneficial interests in such Global Note will be limited to Holders or persons that may hold interests through Holders. Ownership of beneficial interests in a Global Note will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary (with respect to Holders' interests) and such Holders (with respect to the owners of beneficial interests in such Global Note other than Holders).

            (b) Transfers of any Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees and, in part, the circumstances described in paragraph
(d) hereof. Interests of beneficial owners in any Global Note may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 305. Beneficial owners may obtain certificated Physical Notes (which shall bear the Private Placement Legend if required by Section 203) in exchange for their beneficial interests in a Global Note upon request in accordance with the Depositary's and the Security Registrar's procedures if: (i) the Depositary notifies the Companies that it is unwilling or unable to continue as Depositary for the relevant Global Note or the Depositary ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depositary is not appointed by the Companies within 90 days, (ii) the Companies in their discretion at any time determine not to have all of the Securities represented by Global Notes or (iii) an Event of Default has occurred and Holders of more than 25% in aggregate principal amount of the Securities at the time outstanding represented by the Global Notes advise the Trustee through the Depositary in writing that the continuation of a book-entry system through the Depositary with respect to the Global Notes is no longer required.

            (c) In connection with the transfer of aGlobal Note to beneficial owners pursuant to paragraph (b) of this Section, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Companies shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount at maturity of Physical Notes of authorized denominations.

            (d) In connection with the execution, authentication and delivery of Physical Notes in exchange for beneficial interests in a Global Note pursuant to
Section 315(b), the Security Registrar shall reflect on its books and records a decrease in the principal amount at maturity of the relevant Global Note equal to the principal amount at maturity of such Physical Notes and the Companies shall execute and the Trustee shall authenticate and deliver one or more Physical Notes having an equal aggregate principal amount at maturity.

            (e) Any Physical Note delivered in exchange for an interest in a Global Note bearing the Private Placement legend pursuant to paragraph (b) of this Section shall bear the Private Placement legend, except as otherwise provided in Section 315(d).

            (f) The registered holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which the Holder is entitled to take under this Indenture or the Securities.

            SECTION 315.  Transfer Provisions.

            (a) Certain Definitions. As used in this Section 315 only, "delivery" of a certificate by a transferee or transferor means the delivery to the Security Registrar by such transferee or transferor of the applicable certificate duly completed; "holding" includes both possession of a Physical Note and ownership of a beneficial interest in a Global Note, as the context requires; "transferring" a "Security" means transferring a Physical Note or that portion of the principal amount of the transferor's beneficial interest in a Global Note that the transferor has notified the Security Registrar that it has agreed to transfer.

            (b) General. Unless and until (i) a Security is sold under an effective Registration Statement, or (ii) a Security is exchanged for an Exchange Note in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, the provisions described below shall apply.

            The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Security Registrar or a co-registrar with a request to register a transfer, the Security Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the Uniform Commercial Code are met. When Securities are presented to the Security Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Security Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Security Registrar's or co-registrar's request. The Companies may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Companies shall not be required to make and the Security Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

            All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Companies or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Companies and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Companies may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 305, 306 or 906 not involving any transfer.

            (c) Execution, Authentication and Delivery of Physical Notes. In any case in which the Security Registrar is required to deliver a Physical Note to a transferee, the Companies shall execute, and the Trustee shall authenticate and deliver, such Physical Note.

            (d) Certain Additional Terms Applicable to Physical Notes. Any transferee entitled to receive a Physical Note may request that the principal amount thereof be evidenced by one or more Physical Notes in any authorized denomination or denominations and the Security Registrar shall comply with such request if all other transfer restrictions are satisfied.

            (e) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the Private Placement Legend is no longer required by Section 203 or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Companies to the effect that neither such legend nor the related restriction on transfer are required in order to maintain compliance with the provisions of the Securities Act.

            (f) Acceptance of Restrictions on Transfer. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Security Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions with respect thereto set forth in this Indenture. The Security Registrar shall not be required to determine (but may rely upon a determination made by the Companies) the sufficiency of any such certifications, legal opinions or other information.

            The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

            SECTION 316.  CUSIP Numbers.

            The Companies in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Companies will promptly notify the Trustee of any change in the CUSIP numbers.


                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

            SECTION 401.  Satisfaction and Discharge of Indenture.

            This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Companies, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

            (1)   either

                  (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
            Section 306, and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Companies and thereafter repaid to the Companies, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all Securities of such series not theretofore delivered to the Trustee for cancellation

                        (i)   have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturity within one year, or

                        (iii) if redeemable at the option of the Companies, are
                  to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Companies, and the Companies, in the case of (i), (ii) or (iii) above, have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Companies have paid or caused to be paid all other sums payable hereunder by the Companies; and

            (3) the Companies have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Companies to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause
(1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

            SECTION 402.  Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Companies acting as their own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE

                                   REMEDIES

            SECTION 501.  Events of Default.

            "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest on any Security of that series, or any related coupon, when such interest or coupon becomes due and payable, and continuance of such default for a period of 30 days;

            (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity and continuance of such default for a period of five Business Days;

            (3) default in the performance, or breach, of any covenant or agreement of either of the Companies or the Guarantor in this Indenture which affects or is applicable to the Securities of that series (other than a default in the performance, or breach of a covenant or agreement which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Companies or the Guarantor, as the case may be, by the Trustee or to the Companies or the Guarantor and the Trustee for such series of Securities by the Holders of at least 25% in principal amount of all Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (4) an event of default shall have occurred under any mortgage, bond, indenture, loan agreement or other document evidencing any Debt of either of the Companies or any Restricted Subsidiary of either of the Companies, which Debt is outstanding in a principal amount in excess of $25,000,000 in the aggregate, and such default shall result in such Debt becoming, whether by declaration or otherwise, due and payable prior to the date on which it would otherwise become due and payable or (b) a default in any payment when due at final maturity of any such Debt;

            (5) any Person entitled to take the actions described in this Section, after the occurrence of any event of default under any agreement or instrument evidencing any

      Debt in excess of $25,000,000 in the aggregate of either the Companies or any Restricted Subsidiary of the Companies, shall commence judicial proceedings to foreclose upon assets of the Companies or any of their Subsidiaries having an aggregate value in excess of $25,000,000, or shall have exercised any right under applicable law or applicable security documents to take ownership of such assets in lieu of foreclosure;

            (6) final judgments or orders rendered against either of the Companies or any Restricted Subsidiary which require the payment in money, either individually or in an aggregate amount, that is more than $25,000,000 and either (a) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (b) there shall have been a period of 60 days during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, was not in effect;

            (7) the entry of a decree or order by a court having jurisdiction in the premises adjudging either of the Companies or the Guarantor as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of either of the Companies or the Guarantor under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of either of the Companies or the Guarantor or of any substantial part of their respective property, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

            (8) the institution by any of the Companies or the Guarantor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by either of them to the institution of bankruptcy or insolvency proceedings against them, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by any of them to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Companies or the Guarantor or of any substantial part of their respective property, or the making by any of them of an assignment for the benefit of creditors, or the admission by it in writing of their inability to pay their debts generally as they become due; and

            (9) the Guarantee ceases to be in full force and effect or is declared null and void or the Guarantor denies that it has any further liability under the Guarantee, or gives notice to such effect (other than by reason of the termination of this Indenture or the release of the Guarantee in accordance with this Indenture).

            SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default described in clause (1), (2), (3), (4) (5),
(6) or (9) of Section 501 with respect to Securities of any series at the time Outstanding occurs and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately. If an Event of Default described in clause (7) or (8) of Section 501 occurs and is continuing, then the principal amount (or, if any such Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Outstanding Securities shall be due and payable immediately without any declaration or other act on the part of the Trustee or any Holder.

            At any time after a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Companies and the Trustee, may rescind and annul such declaration and its consequences if:

            (1) the Companies have paid or deposited with the Trustee a sum sufficient to pay in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 315(b), 315(d) and 315(e)),

                  (A) all overdue interest, if any, on all Outstanding
            Securities of that series (or of all series, as the case may be),

                  (B) all unpaid principal of (and premium, if any) any
            Outstanding Securities of that series (or of all series, as the case may be) which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate or rates prescribed therefor in such Securities,

                  (C) to the extent that payment of such interest is lawful, interest on overdue interest, if any, at the rate or rates prescribed therefor in such Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

            (2) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

            Each of the Companies and the Guarantor covenants that if:

            (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

then each of the Companies and the Guarantor will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, and interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If any of the Companies or the Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against any of the Companies or the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of any of the Companies or the Guarantor or any other obligor upon such Securities, wherever situated.

            If an Event of Default with respect to the Securities of any series (or of all series, as the case may be) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series (or of all series, as the case may be) by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 504.  Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Companies or any other obligor upon the Securities (including the Guarantor) or the property of the Companies or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Companies for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (i) to file and prove a claim for the whole amount of principal (and premium, if any), or such potion of the principal amount of any series of Original Issue Discount Securities or Indexed Securities as may be specified in the terms of such series, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            SECTION 506.  Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            First: To the payment of all amounts due the Trustee under Section 606;

            Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any), interest, if any, Tax Redemption Price, if any, and Additional Amounts, if any, on all Securities issued hereunder having the same ranking or priority hereunder in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and

            Third: The balance, if any, to the Person or Persons entitled thereto, including the Companies and the Guarantor.

            SECTION 507.  Limitation on Suits.

            No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series (in the case of an Event of Default other than of the type described in Section 501(7) and (8)) or the Holders of not less than 25% in principal amount of all Outstanding Securities (in the case of an Event of Default of the type described in Section 501(7) and (8)) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities of that series, in the case of any Event of Default described in Section 501, by the Holders of a majority or more in principal amount of all Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of the same series, in the case of any Event of Default described in clause (1), (2) or (3) of Section 501, or of Holders of all Securities in the case of any Event of Default described in clause (4) or (5) of
Section 501, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the same series, in the case of any Event of Default described in clause (1), (2) or (3) of Section 501, or of Holders of all Securities in the case of any Event of Default described in clause (4) or (5) of Section 501.

            SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in such Security, of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            SECTION 509.  Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Companies, the Guarantor, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 510.  Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 511.  Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 512.  Control by Holders.

            With respect to the securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, relating to or arising under clause (1), (2),
(3), (4), (5), (7), (8) or (9) of Section 501, and, with respect to all Securities, the Holders of not less than a majority in principal amount of all Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, not relating to or arising under clause (1), (2), (3) or (6) of Section 501; provided that in each case:

            (1) such direction shall not be in conflict with any rule of law or with this Indenture,

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

            (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders of Securities of such series not consenting.

            SECTION 513.  Waiver of Past Defaults.

            Subject to Section 502, the Holders of a majority in principal amount of the Outstanding Securities of any series (in the case of an Event of Default specified in (1), (2), (3) or (6) of Section 501) or of all the Securities then Outstanding (in the case of an Event of Default specified in (4) or (5) of Section 501) may, on behalf of all such Holders, waive any past default under the Indenture with respect to such Securities except a default in the payment of the principal of (or premium, if any) or any interest on the Securities and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the Holder of each Outstanding Security affected thereby.

            Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            SECTION 514.  Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in it discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by any of the Companies, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

            SECTION 515.  Waiver of Stay or Extension Laws.

            The Companies and the Guarantor covenant (to the extent that each may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Companies and the Guarantor (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            SECTION 516.  Remedies Subject to Applicable Law.

            All rights, remedies and powers provided by this Article Five may be exercised only to the extent that the exercise thereof does to violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.


                                  ARTICLE SIX

                                  THE TRUSTEE

            SECTION 601.  Notice of Defaults.

            Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to a Responsible Officer of the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest, if any, on, or the payment of any sinking fund installment in respect of, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series.

            SECTION 602.  Certain Rights of Trustee.

            Subject to the provisions of TIA Sections 315(a) through 315(d):

            (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Companies mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Companies, personally or by agent or attorney;

            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

            The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Companies, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Companies are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Companies of Securities or the proceeds thereof.

            SECTION 604.  May Hold Securities.

            The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Companies or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Companies with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

            SECTION 605.  Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. Except for funds or securities deposited with the Trustee pursuant to Article Fourteen, the Trustee shall be required to invest all moneys received by the Trustee, until used or applied as herein provided, in Cash Equivalents upon receipt of, and in accordance with, specific written instructions of the Companies.

            SECTION 606.  Compensation and Reimbursement.

            The Companies agree:

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            The obligations of the Companies under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Companies, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on particular Securities.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(7) or (8), the expenses (including reasonable charges and expense of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

            The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.

            SECTION 607.  Corporate Trustee Required; Eligibility.

            There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $500,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 608.  Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

            (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Companies. If the instrument of acceptance by a successor Trustee required by
Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Companies.

            (d) If at any time:

            (1) the Trustee shall fail to comply with the provisions of TIA
      Section 310(b) after written request therefor by the Companies or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 607(a) and shall fail to resign after written request therefor by the Companies or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Companies, by a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Companies, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Companies and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Companies. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Companies or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Companies shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in
Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

            SECTION 609.  Acceptance of Appointment by Successor.

            (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Companies and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Companies or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Companies, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Companies or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

            (c) Upon request of any such successor Trustee, the Companies shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            SECTION 610. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            SECTION 611.  Appointment of Authenticating Agent.

            At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 104. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a

Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Companies. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Companies and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $500,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Companies. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Companies. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Companies and shall give written notice of such appointment to Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 104. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Companies agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

            If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

            Dated:  ____________________

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                               [NAME OF TRUSTEE],
                                                            as Trustee

                                          By
                                              as Authenticating Agent

                                          By
                                              Authorized Officer

            SECTION 612.  Preferential Collection of Claims Against Companies.

            If and when the Trustee shall be or become a creditor of either Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against such Issuer (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.


                                 ARTICLE SEVEN

                     HOLDERS' LISTS AND REPORTS BY TRUSTEE

            SECTION 701.  Disclosure of Names and Addresses of Holders.

            Every Holder of Securities, by receiving and holding the same, agrees with the Companies and the Trustee that none of the Companies or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

            SECTION 702.  Reports by Trustee.

            Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

            The Trustee shall also transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Section 313(b)(2).

            A copy of each report transmitted to Holders pursuant to this
Section 702 shall, at the time of such transmission, be mailed to the Companies and the Guarantor and filed with each stock exchange, if any, upon which the Securities are listed and also with the Commission. The Companies will notify the Trustee promptly if the Securities are listed on any stock exchange.



                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

            SECTION 801. Companies and Guarantor May Consolidate, Etc., Only on Certain Terms.

            (1) Each of the Companies shall not, in a single transaction or series of related transactions, consolidate or merge with or into (whether or not such Company is the surviving corporation), or directly and/or indirectly through its Subsidiaries, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets (determined on a consolidated basis for such Company and its Subsidiaries taken as a whole) in one or more related transactions to, another corporation, Person or entity except:

            (i) any Subsidiary of the Companies may be merged or consolidated with or into either of the Companies (provided that the respective Companies shall be the continuing or surviving corporation) or with or into any one or more Wholly-Owned Subsidiaries of such Company (provided that the Wholly-Owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation (the "Surviving Entity");

            (ii) the Companies or any Wholly-Owned Subsidiary of the Companies may sell, lease, transfer or otherwise dispose of any or all of their assets (upon voluntary liquidation or otherwise) to either of the Companies or any other Wholly-Owned Subsidiary of the Companies or may sell, lease, transfer or otherwise dispose of any or all of their assets (upon voluntary liquidation or otherwise) to any non-Wholly-Owned Subsidiary of the Companies for fair market value;

            (iii) any non-Wholly-Owned Subsidiary of the Companies may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Companies or any Wholly-Owned Subsidiary of the Companies for fair market value or may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any other non-Wholly-Owned Subsidiary of the Companies; and

            (iv) the Companies or any Subsidiary thereof may be merged or consolidated with or into another Person; provided that no Default or Event of Default shall have occurred and be continuing or would occur as a result thereof; and provided further that if the Companies shall not be the continuing or surviving corporation, such continuing or surviving corporation shall succeed to the Indenture.

            (2) The Guarantor shall not consolidate with or merge with or into any other Person or convey, sell, assign, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any other Person (other than any of the Companies) unless:

            (i) subject to the provisions of Clause (3) of this Section, the Person formed by or surviving such consolidation or merger (if other than the Guarantor) or to which such properties and assets are transferred assumes all of the obligations of the Guarantor under this Indenture and the Guarantee, pursuant to a supplemental indenture in form and substance satisfactory to the Trustee;

            (ii) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing; and

            (iii) the Guarantor delivers, or causes to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such transaction complies with the requirements of this Indenture.

            (3) For purposes of this Section, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries, the Capital Stock of which constitutes all or substantially all of the properties and assets of any of the Companies, shall be deemed to be the transfer of all or substantially all of the properties and assets of such Company.

            SECTION 802.  Successor Substituted.

            In the event of any transaction described in and complying with the conditions listed in Section 801(1) in which any of the Companies is not the continuing obligor under this Indenture, the Surviving Entity will succeed to, and be substituted for, and may exercise every right and power of, such Company under this Indenture, and thereafter such Company will, except in the case of a lease, be discharged from all its obligations and covenants under this Indenture and the Securities.


                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

            SECTION 901.  Supplemental Indentures Without Consent of Holders.

            Without the consent of any Holders, the Companies and the Guarantor, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to either of the Companies or the Guarantor and the assumption by any such successor of the covenants of either of the Companies or the Guarantor contained herein and in the Securities; or

            (2) to add to the covenants of the Companies or the Guarantor for the benefit of the Holders of all or any series of Securities (and, if such covenants are to be for the benefit or less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Companies or the Guarantor; or

            (3) to add any additional Events of Default (and, if such Events of Default are to be for the benefit or less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

            (4) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no

      Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

            (5) to secure the Securities pursuant to the requirements of Section 1009 or otherwise; or

            (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

            (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609(b); or
            (8) To effect the release of USI Atlantic under the Guarantee or the release of USIAH from its obligations under the Securities pursuant to
      Section 1206.

            (9) to close this Indenture with respect to the authentication and delivery of additional series of Securities, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not materially adversely affect the interests of the Holders of Securities of any series;

            (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided that any such action shall not materially adversely affect the interests of the Holders of Securities of such series or any other series of Securities; or

            (11) to comply with any requirement of the Commission in connection with the qualification of the Indenture under the TIA.

            SECTION 902.  Supplemental Indentures with Consent of Holders.

            With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities of any series, by Act of said Holders delivered to the Companies, the Guarantor, and the Trustee, the Companies and the Guarantor, each when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of such series,

            (1) change the Stated Maturity of the principal of (or premium, if any) or any installment of interest on any Security, or reduce the principal amount thereof (or premium, if any) or the rate of interest, if any, thereon, or change any obligation of the Companies to pay Additional Amounts contemplated by Section 1013 hereof (except as contemplated by Section 801(1) and permitted by Section 901(1), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of this Indenture or the amount thereof provable in bankruptcy pursuant to Section 504 of this Indenture, or adversely affect any right of repayment at the option of any Holder of any Security of such series, or change any Place of Payment where, or the Currency in which, any Security of such series or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 301 of this Indenture;

            (2) reduce the percentage in principal amount of the Outstanding Securities, the Consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of this Indenture or certain defaults applicable to such series hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 104 for quorum or voting with respect to Securities of such series;

            (3) modify any of the provisions of this Section, Section 902, 513 or 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture which affect the Securities cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series;

            (4) modify the ranking or priority of the Securities or the Guarantee; or

            (5) release the Guarantor from any of its obligations under the Guarantee or this Indenture other than in accordance with the terms of this Indenture.

            A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. Any such supplemental indenture adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or modifying in any manner the rights of the Holders of Securities of such series, shall not affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 903.  Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 904.  Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 905.  Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

            SECTION 906.  Reference in Securities to Supplemental Indentures.

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Companies shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Companies, to any such supplemental indenture

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                                      72


may be prepared and executed by the Companies and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

            SECTION 907.  Notice of Supplemental Indentures.

            Promptly after the execution by the Companies, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Companies shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   COVENANTS

            SECTION 1001.  Payment of Principal, Premium, If Any, and Interest.

            Each of the Companies covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any), interest, if any, Tax Redemption Price, if any, and Additional Amounts, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture.

            SECTION 1002.  Overdue Interest.

            Unless the Board Resolution otherwise provides, the Companies shall pay interest on overdue principal of a Security of a series at the rate borne by the series; it shall pay interest on overdue installments of interest at the same rate or Yield to Maturity to the extent lawful.

            SECTION 1003.  Maintenance of Office or Agency.

            The Companies will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon the Companies in respect of the Securities of that series and this Indenture may be served.


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                                      73


            The Companies will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Companies shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Companies hereby appoint the same as their agent to receive such respective presentations, surrenders, notices and demands.

            The Companies may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Companies of their obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Companies will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities as contemplated by Section 301 with respect to a series of Securities, the Companies hereby designate as a Place of Payment for each series of Securities the office or agency of the Companies in the Borough of Manhattan, The City of New York, and initially appoint the Trustee at its Corporate Trust Office as Paying Agent in such city and as their agent to receive all such presentations, surrenders, notices and demands.

            Unless otherwise specified with respect to any Securities pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Currency other than Dollars or (ii) may be payable in a Currency other than Dollars, or so long as it is required under any other provision of the Indenture, then the Companies will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent.

            SECTION 1004.  Money for Securities Payments to Be Held in Trust.

            If the Companies shall at any time act as their own Paying Agents with respect to any series of Securities, they will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 315(b), 315(d) and 315(e)) sufficient to pay the principal of (or premium, if any) or interest, if any, on Securities of such series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Companies shall have one or more Paying Agents for any series of Securities, they will, prior to or on each due date of the principal of (or premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum (in the Currency described in the preceding paragraph) sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Companies will promptly notify the Trustee of their action or failure so to act.

            The Companies will cause each Paying Agent (other than the Trustee or the Companies) for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by either of the Companies (or any other obligor upon the Securities of such series) in the making of any payment of principal of (or premium, if any) or interest, if any, on the Securities of such series;

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

            (4) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

            The Companies may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Companies or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Companies or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

            Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Companies, in trust for the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series, and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Companies on Company Request, or (if then held by the Companies) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Companies for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Companies as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Companies cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Companies.

            SECTION 1005.  Statement as to Compliance.

            Each of the Companies and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer, Treasurer or principal accounting officer as to his or her knowledge of such Company's or Guarantor's (as the case may be) compliance with all conditions and covenants under this Indenture. For purposes of this Section 1005, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

            SECTION 1006.  Payment of Taxes and Other Claims.

            The Companies will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Companies or any Restricted Subsidiary or upon the income, profits or property of the Companies or any Restricted Subsidiary, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any Principal Property of the Companies or any Restricted Subsidiary; provided, however, that the Companies shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

            SECTION 1007.  Maintenance of Properties.

            The Companies and the Guarantor shall cause all material properties owned by the Companies, the Guarantor or any of the Companies' Subsidiaries or used or held for use in the conduct of their respective business to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Companies and the Guarantor may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Companies and the Guarantor from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Companies and the Guarantor, desirable in the conduct of the business of the Companies, the Guarantor and the Companies' Subsidiaries, taken as a whole, and not reasonably expected to have a material adverse effect on the ability of any of the Companies or the Guarantor to perform its obligations hereunder; provided further, that the foregoing shall not prohibit a sale, transfer, or conveyance of a Subsidiary or any properties or assets in compliance with the terms of this Indenture.

            SECTION 1008.  Corporate Existence.

            Subject to Article Eight, the Companies will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Companies and any Restricted Subsidiary; provided, however, that the Companies shall not be required to preserve any such right or franchise if the Companies shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Companies and their Subsidiaries as a whole.

            SECTION 1009.  Limitation on Liens.

            Each of the Companies will not itself, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of their respective property, assets or revenues, whether now owned or hereafter acquired, to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (and, if the Companies shall so determine, any other Debt of either or both of the Companies which is not subordinate in right of payment to the Securities) (a) equally and ratably with (or prior to) such Debt as to such property or assets for so long as such debt shall be so secured, or
(b) in the event such Debt is subordinate in right of payment to the Securities, prior to such Debt as to such property or assets for so long as such Debt shall be so secured. The foregoing restrictions will not apply to the following Liens ("Permitted Liens"):

            (a)   Liens securing only the Securities or the Guarantee;

            (b) Liens in favor of only the Companies, the Guarantor or a Restricted Subsidiary;

            (c)   Liens existing on the date of this Indenture;

            (d) Liens on property of a Person existing at the time such Person is merged into or consolidated with either Company or a Restricted Subsidiary or becomes a Restricted Subsidiary of either Company (and not in anticipation of or in connection with such event), provided that the Debt secured by such Lien is otherwise permitted to be Incurred under this Indenture;

            (e) Liens on property existing immediately prior to the time of acquisition thereof from a non-Affiliate (and not Incurred in anticipation of or in connection with the financing of such acquisition), provided that the Debt secured by such Lien is otherwise permitted to be Incurred under this Indenture;

            (f) Liens to secure Debt Incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the property subject to such Liens (including carrying charges) and, in the case of a Restricted Subsidiary all or substantially all of whose assets consist of such property, any Lien on ownership interests or investments in such Restricted Subsidiary Incurred in connection with the acquisition or construction of such property, and the Incurrence of such Debt is otherwise permitted under this Indenture and such Debt is Incurred prior to, at the time of, or within 180 days after, the acquisition of such property, the completion of such construction or the making of such improvements;

            (g) Liens on property of the Companies or any of their Restricted Subsidiaries in favor of the United States of America or any state thereof, or any instrumentality of either, to secure certain payments pursuant to any contract or statute;

            (h) Liens for taxes or assessments or other governmental charges or levies which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted or for which a reserve or other appropriate provision, if any, as shall be required in accordance with GAAP shall have been made;

            (i) Liens to secure obligations under workmen's compensation, temporary disability, social security, retiree health or similar laws or under unemployment insurance;

            (j) Liens Incurred to secure the performance of statutory obligations, bids, tenders, leases, contracts (other than contracts for the repayment of Debt), surety or appeal bonds, performance or return-of-money bonds or other obligations of a like nature Incurred in the ordinary course of business;

            (k) Judgment and attachment Liens not giving rise to a Default or Event of Default;

            (l) Any Lien arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods in the ordinary course of business in accordance with industry practice;

            (m) Liens securing documentary letters of credit; provided such Liens attach only to the property or goods to which such letter of credit relates;

            (n) Liens arising from filing financing statements under the Uniform Commercial Code for precautionary purposes in connection with true leases of personal property that are otherwise permitted under this Indenture and under which the Companies or any Restricted Subsidiary is a lessee; or

            (o) Liens to secure Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing clauses (a) through (n) inclusive, so long as such Lien does not extend to any additional property (other than property attributable to improvements, alterations and repairs) and the principal amount of the Debt secured pursuant to this Section 1009(o) shall not exceed the principal amount of Debt so extended, renewed, refinanced or refunded (assuming all available amounts were borrowed) plus the aggregate amount of premiums, other payments, costs and expenses required to be paid or incurred in connection with such extension, renewal, refinancing or refunding at the time of such extension, renewal, refinancing or refunding.

            In addition to the foregoing, the Companies and their Restricted Subsidiaries may incur a Lien to secure any Debt, without securing the Securities, if, after giving effect thereto, the sum, without duplication, of
(i) the aggregate principal amount of all outstanding Debt secured by Liens Incurred by the Companies and their Restricted Subsidiaries (with the exception of secured Debt which is excluded pursuant to clauses (a) through (o) inclusive, described above) and (ii) the aggregate amount of all Attributable Debt of all sale and leaseback transactions involving Principal Properties (with the exception of Attributable Debt excluded pursuant to clauses (a), (b) and (c) described below under "Limitation on Sale and Leaseback Transactions") does not exceed 15% of Consolidated Net Tangible Assets (the "Lien Basket"); provided, however, that the Lien Basket shall be reduced, without duplication, by the amount of outstanding Funded Debt Incurred from time to time pursuant to the Debt Basket (as defined below).

            SECTION 1010.  Limitation on Sale and Leaseback Transactions.

            Each of the Companies will not itself, and will not permit any Restricted Subsidiary to, enter into any arrangement after the date of the first issuance by the Companies of Securities issued pursuant to this Indenture with any bank, insurance company or other lender or investor (other than either of the Companies or another Restricted Subsidiary) providing for the leasing by either of the Companies or any such Restricted Subsidiary of any Principal Property (except a lease for a temporary period not to exceed three years by the end of which it is intended that the use of such Principal Property by the lessee will be discontinued), which was or is owned or leased by either of the Companies or a Restricted Subsidiary and which has been or is to be sold or transferred, more than 180 days after the completion of construction and commencement of full operation thereof by such Company or such Restricted Subsidiary, to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (herein referred to as a "sale and leaseback transaction") unless, either:

            (a) the Attributable Debt of the Companies and their Restricted Subsidiaries in respect of such sale and leaseback transaction and all other sale and leaseback transactions entered into after the date of the first issuance by the Companies of Securities issued pursuant to this Indenture (other than such sale and leaseback transactions as are permitted by paragraph (b) or (c) below), plus the aggregate principal amount of Funded Debt secured by Liens on Principal Properties and Restricted Securities then outstanding (excluding any such Funded Debt secured by Permitted Liens) without equally and ratably securing the Securities, would not exceed 15% of Consolidated Net Tangible Assets;

            (b) the Companies, within 180 days after the sale or transfer, apply or cause a Restricted Subsidiary to apply an amount equal to the greater of the net proceeds of such sale or transfer or fair market value of the Principal Property so sold and leased back at the time of entering into such sale and leaseback transaction (in either case as determined by any two of the following: the Chairman, the President, any Vice President, the Treasurer or the Controller of each of the Companies) to the retirement of Debt of the Companies (other than Debt subordinated to the Securities) or Debt of a Restricted Subsidiary, having a stated maturity more than 12 months from the date of such application or which is extendible at the option of the obligor thereon to a date more than 12 months from the date of such application (and, unless otherwise expressly provided with respect to any one or more series of Securities, any redemption of Securities pursuant to this provision shall not be deemed to constitute a refunding operation or anticipated refunding operation for the purposes of any provision limiting the Companies' right to redeem Securities of any one or more such series when such redemption involves a refunding operation or anticipated refunding operation); provided that the amount to be so applied shall be reduced by (i) the principal amount of Securities delivered within 120 days after such sale or transfer to the Trustee for retirement and cancellation, and (ii) the principal amount of any such Debt of the Companies or a Restricted Subsidiary, other than Securities, voluntarily retired by the Companies or a Restricted Subsidiary within 120 days after such sale or transfer. Notwithstanding the foregoing, no retirement referred to in this paragraph (b) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision; or

            (c) the Companies, within 180 days prior or subsequent to such sale or transfer, apply or cause a Restricted Subsidiary to apply an amount equal to the net proceeds of such sale or transfer to an investment in another Principal Property; provided, however, that this exception shall apply only if such proceeds invested in such other Principal Property shall not exceed the total acquisition, alteration, repair and construction cost of the Companies or any Restricted Subsidiary in such other Principal Property less amounts secured by any purchase money or construction mortgage on such other Principal Property.

            SECTION 1011.  Limitation on Restricted Subsidiary Funded Debt.

            The Companies shall not permit any Restricted Subsidiary (including the Guarantor) of any of the Companies or the Guarantor to Incur any Funded Debt. Notwithstanding the foregoing, any Restricted Subsidiary may Incur the following Funded Debt:

            (1) Funded Debt of any Restricted Subsidiary constituting Existing Funded Debt;

            (2) Funded Debt Incurred by a Special Purpose Funding Subsidiary, provided that such Restricted Subsidiary remains at all times a Special Purpose Funding Subsidiary;

            (3) Funded Debt owed by a Restricted Subsidiary to the Guarantor, any of the Companies or a Wholly-Owned Subsidiary of any of the Companies (provided that such Funded Debt is at all times held by the Guarantor, any of the Companies or a Person which is a Wholly-Owned Subsidiary of any of the Companies); provided, however, that upon either (a) that transfer or other disposition by the Guarantor, any of the Companies or such Wholly-Owned Subsidiary of any Funded Debt so permitted to a Person other than the Guarantor, any of the Companies or another Wholly-Owned Subsidiary of any of the Companies, or (b) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Wholly-Owned Subsidiary to a Person other than the Guarantor, any of the Companies or another such Wholly-Owned Subsidiary, the provisions of this clause (3) shall no longer be applicable to such Funded Debt and such Funded Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

            (4) Funded Debt Incurred by a Person before such Person became a Restricted Subsidiary in an acquisition by any of or both of the Companies from a non-Affiliate (whether through a stock acquisition, merger, consolidation or otherwise) after the date of this Indenture (provided such Funded Debt was not Incurred in anticipation of or in connection with and was outstanding prior to such acquisition);

            (5) Funded Debt Incurred in connection with the acquisition, purchase, improvement or development of property or assets used or held by any Subsidiary of any of the Companies prior to, or within 180 days after, the time of such acquisition, purchase, improvement or development;

            (6) Funded Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings) in whole or in part, of any Funded Debt referred to in the foregoing clauses (1), (4) and (5), provided that the principal amount of the Funded Debt Incurred pursuant to this clause (6) shall not exceed the principal amount of Funded Debt so extended, renewed, refinanced or refunded plus the aggregate amount of premiums, other payments, costs and expenses required to be paid or incurred in connection with such extension, renewal, refinancing or refunding at the time of such extension, renewal, refinancing or refunding; and

            (7) Funded Debt (not otherwise permitted under the foregoing exceptions) in an aggregate principal amount of which, when aggregated with all other Funded Debt (without duplication) of all Restricted Subsidiaries of the Companies then outstanding (other than Funded Debt permitted by clauses (1) through (6) of this Section 1011) does not exceed 15% of Consolidated Net Tangible Assets (the "Debt Basket"); provided, however, that the Debt Basket shall be reduced, without duplication, by the amount of Debt secured by the Lien Basket and by the amount of Attributable Debt Incurred pursuant to the Leaseback Basket, in each case to the extent such secured Debt and such Attributable Debt may from time to time be outstanding.

            SECTION 1012.  Waiver of Certain Covenants.

            The Companies may, with respect to any series of Securities, omit in any particular instance to comply with any term, provision or condition which affects such series set forth in Section 803 or Sections 1006 to 1011, inclusive, of this Indenture or, as specified pursuant to Section 301(15) of this Indenture for Securities of such series, in any covenants of the Companies added to Article Ten pursuant to Section 301(14) or Section 301 (15) in connection with Securities of such series, if before the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of any series affected by such term, provision or condition, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Companies and the duties of the Trustee to Holders of Securities of such series in respect of any such term, provision or condition shall remain in full force and effect. The Holders of a majority in principal amount of the outstanding Securities of any series (in the case of an Event of Default specified in (1), (2), (3) or (6) of Section 501) or of all the Securities then Outstanding (in the case of an Event of Default specified in (4) or (5) of Section 501) may, on behalf of all such Holders, waive any past default under the Indenture with respect to such Securities except a default in the payment of the principal of (or premium, if any) or any interest on the Securities and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the Holder of each outstanding Security affected thereby.

            SECTION 1013.  Payment of Additional Amounts.

            Any amounts paid, or caused to be paid, by the Companies or their assignee (or any successor to either Company or such assignee as permitted under this Indenture) under the Guarantee, or paid by any successor to the Companies under this Indenture, will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the United Kingdom (including any political subdivision or taxing authority thereof) or the jurisdiction of incorporation or residence (other than the United States or any political subdivision thereof) of any assignee of the Companies or any successor to either Company or the Guarantor, or any political subdivision or taxing authority thereof (an "Other Jurisdiction"), or, if deduction or withholding of any taxes, levies, imposts or other governmental charges shall at any time be required by the United Kingdom or an Other Jurisdiction, the Companies, their assignee or any relevant successor will (subject to timely compliance by the Holders or beneficial owners of the relevant Securities with any relevant administrative requirements) pay or cause to be paid such additional amounts ("Additional Amounts") in respect of principal, premium, if any, or interest as may be necessary in order that the net amounts paid to the Holders of the Securities or the Trustee under this Indenture, as the case may be, pursuant to this Indenture or the Guarantee, after such deduction or withholding, shall equal the respective amounts of principal, premium, if any, or interest as specified in the Securities to which such Holders or the Trustee are entitled; provided, however, that the foregoing shall not apply to:

            (1) any present or future taxes, levies, imposts or other governmental charges which would not have been so imposed, assessed, levied or collected but for the fact that the Holder or beneficial owner of the relevant Security is or has been a domiciliary, national or resident of, engages or has been engaged in business, maintains or has maintained a permanent establishment, or is or has been physically present in, the United Kingdom or the Other Jurisdiction, or otherwise has or has had some connection with the United Kingdom or the Other Jurisdiction (other than the holding or ownership of a Security, or the collection of principal of, premium, if any, and interest on, or the enforcement of, a Security or the Guarantee),

            (2) any present or future taxes, levies, imposts or other governmental charges which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, the relevant Security was presented more than thirty days after the date such payment became due or was provided for, whichever is later,

            (3) any present or future taxes, levies, imposts or other governmental charges which are payable otherwise than by deduction or withholding on or in respect of the relevant Security or guarantee,

            (4) any present or future taxes, levies, imposts or other governmental charges which would not have been so imposed, assessed, levied or collected but for the Holders' failure to comply, on a sufficiently timely basis, with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United Kingdom or the Other Jurisdiction or any other relevant jurisdiction of the Holder or beneficial owner of the relevant Security, if such compliance is required by a statute or regulation of the United Kingdom or the Other Jurisdiction, or by a relevant treaty, as a condition to relief or exemption from such taxes, levies, imposts or other governmental charges,

            (5) any present or future taxes, levies imposts or other government charges (A) which would not have been so imposed, assessed, levied or collected if the beneficial owner of the relevant Note had been the Holder of such Note, or (B) which, if the beneficial owner of such Note had held the Note as the Holder of such Note, would have been excluded pursuant to clauses (1) through (4) above, or

            (6) any estate, inheritance, gift, sale, transfer, personal property or other governmental charge.


                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

            SECTION 1101. Optional Redemption. Unless otherwise provided with respect to any series of Securities in a supplemental indenture hereto or in the applicable form of security, the Securities are subject to redemption, in whole or in part, at any time or from time to time, at the option of the Companies, acting jointly, on at least 30 days' prior notice by mail, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in each case, accrued but unpaid interest to the date of redemption. On and after the redemption date, interest will cease to accrue on the Securities or portions of Securities called for redemption on such date.

            For this purpose, the following terms shall have the meaning set forth below:

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Bank which would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

            "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

            "Independent Investment Bank" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Companies.

            "Reference Treasury Dealer" means Credit Suisse First Boston Corporation and its successors and/or such other primary U.S. Government securities dealers in New York City (a "Primary Treasury Dealer") as shall be designated by the Companies from time to time, in each case provided that such entity continues to be a Primary Treasury Dealer.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. EST on the third business day preceding such redemption date.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

            Any notice to the Holders of such a redemption need not set forth the redemption price but need only set forth the method of calculation thereof as described in the first paragraph of this Section 1101. The redemption price, calculated as aforesaid, shall be set forth in an Officers' Certificate to the Trustee no later than two business days prior to the redemption.

            SECTION 1102.  Redemption in Circumstances Involving Taxation.

            If, as the result of any change in or any amendment to the laws, including any applicable double taxation treaty or convention, of the United Kingdom or any Other Jurisdiction, or of any political subdivision or taxing authority thereof, affecting taxation, or any change in the application or interpretation of such laws, double taxation treaty or convention, which change or amendment becomes effective on or after the original issuance date of the Securities (or, in certain circumstances, such later date on which any assignee of the Companies, the Guarantor or a successor corporation to either of the Companies or the Guarantor becomes such as permitted under the Indenture), it is determined, by the Companies, acting jointly, the Guarantor or such assignee (which terms, for purposes of the remainder of this paragraph, include any successor thereto) that (i) the Companies, the Guarantor or their respective assignees would be required to make additional payments in respect of principal, premium, if any, or interest on the next succeeding date for the payment thereof, or (ii) based upon an opinion of independent counsel to the Companies, the Guarantor or their respective assignees, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom (or the Other

Jurisdiction), or any political subdivision or taxing authority thereof or therein (whether or not such action was taken or brought with respect to the Companies, the Guarantor or their respective assignees), which action is taken or brought on or after the original issuance date of the Securities (or, in certain circumstances, such later date on which a corporation becomes a successor or an assignee), the circumstances described in clause (i) would exist, the Companies may, acting jointly, at their option, redeem any series of Securities in whole at any time at a redemption price equal to 100% of the principal amount thereof plus accrued but unpaid interest to the date fixed for redemption (the "Tax Redemption Price").

            SECTION 1103.  Applicability of Article.

            Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

            SECTION 1104.  Election to Redeem; Notice to Trustee.

            The election of the Companies to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Companies, the Companies shall, at least 60 days prior to the Redemption Date fixed by the Companies (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Companies shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

            SECTION 1105.  Selection by Trustee of Securities to Be Redeemed.

            If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 301.

            The Trustee shall promptly notify the Companies in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

            SECTION 1106.  Notice of Redemption.

            Except as otherwise specified as contemplated by Section 301, notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

            All notices of redemption shall identify the Securities (including CUSIP number) to be redeemed and shall state:

            (1) the Redemption Date,

            (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1106, if any,

            (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

            (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

            (5) that on the Redemption Date, the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in
      Section 1106) will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

            (6) the Place or Places of Payment where such Securities, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any.

            Notice of redemption of Securities to be redeemed at the election of the Companies shall be given by the Companies or, at the Companies' request, by the Trustee in the name and at the expense of the Companies.

            SECTION 1107.  Deposit of Redemption Price.

            Prior to any Redemption Date, the Companies shall deposit with the Trustee or with a Paying Agent (or, if the Companies is acting as their own Paying Agents, segregate and hold in trust as provided in Section 1003) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 315(b), 315(d) and 315(e)) sufficient to pay the Redemption Price of, and accrued interest, if any, on, all the Securities which are to be redeemed on that date.

            SECTION 1108.  Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 315(b), 315(d) and 315(e)) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless any of the Companies shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Companies at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

            SECTION 1109.  Securities Redeemed in Part.

            Any Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Companies or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Companies and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Companies shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                                   GUARANTEE

            SECTION 1201.  Guarantee.

            The Guarantor hereby irrevocably and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee, the performance under, and punctual payment of the principal of, premium, if any, and interest on (and, if applicable, the Tax Redemption Price and Additional Amounts in respect of) such Security, when and as the same shall become due and payable, whether upon maturity, acceleration, call for redemption or otherwise in accordance with the terms of such Security and of this Indenture.

            The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional and as if it were principal debtor and not merely surety, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification, or indulgence granted to the Companies with respect thereto, by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall, without the consent of the Guarantor, increase the principal amount of a Security, the premium, if any, or the interest rate thereon (and, if applicable, the Tax Redemption Price or Additional Amounts in respect thereof) except as provided in such Security. The Guarantor hereby agrees that this Guarantee shall be enforceable without any demand, suit or proceeding first against the Companies. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of any of the

Companies, any right to require a proceeding first against the Companies, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that the Guarantee will not be discharged as to any such Security except by payment in full of the principal of, premium, if any, and interest on such Security or as set forth below.

            The Guarantee set forth in this Section 1201 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been manually signed by the Trustee.

            SECTION 1202.  Execution of Guarantee; Form of Guarantee.

            The Guarantor hereby agrees to execute the Guarantee in substantially the form set forth in this Section to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantee shall be executed and the corporate seal of the Guarantor shall be affixed, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee on behalf of the Guarantor. Such signature may be a manual or facsimile signature and may be imprinted or otherwise reproduced on the Guarantee, and for that purpose the Guarantor may adopt and use the facsimile signature of any such officer, and in case any such officer who shall have signed the Guarantee shall cease to be a duly authorized officer of the Guarantor before the Security on which the Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Companies, such Security nevertheless may be authenticated and delivered or disposed of as though the officer who signed the Guarantee had not ceased to be a duly authorized director or attorney of the Guarantor.

            The Guarantee to be endorsed on the Securities shall be in substantially the form set forth below:

                             [FORM OF GUARANTEE]
                        GUARANTY OF USI ATLANTIC CORP.

            For value received, USI Atlantic Corp., a Delaware corporation (the "Guarantor"), hereby irrevocably and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed, the performance of the Issuers under such Security and the due and punctual payment of the principal of, premium, if any, and interest on (and, if applicable, the Tax Redemption Price and Additional Amounts in respect of) such Security, when and as the same shall become due and payable, whether upon maturity, acceleration, call for redemption or otherwise in accordance with the terms of such Security and of the Indenture referred to therein.

            The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional and as if it were principal debtor and not merely surety, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or said Indenture, any failure to enforce the provisions of such Security or said Indenture, any waiver, modification or indulgence granted to the Issuers with respect thereto by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall, without the consent of the Guarantor, increase the principal amount of such Security, the premium, if any, or the interest rate thereon (and, if applicable, the Tax Redemption Price or Additional Amounts in respect thereof) except as provided in such Security. The Guarantor hereby agrees that this Guaranty shall be enforceable without any demand, suit or proceeding first against the Issuers. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuers, any right to require a proceeding first against the Issuers, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guaranty will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Security or pursuant to the provisions of the Indenture providing for release of this Guaranty under the conditions provided for therein.

            This Guaranty shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed manually by the Trustee under the Indenture referred to in such Security. Terms used herein which are defined in such Indenture shall have the respective meanings assigned thereto in the Indenture.

            THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.


Dated:                              USI ATLANTIC CORP.

                                    By:
                                        Name:
                                        Title:

            SECTION 1203. Severability.

            In case any provision of any Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 1204.  Seniority of Guarantee.

            The obligations of the Guarantor to the Holders and to the Trustee pursuant to the Guarantor's Guarantee and this Indenture are unsecured senior subordinated obligations of the Guarantor ranking pari passu in right of payment with all existing and future senior subordinated obligations of the Guarantor.

            SECTION 1205.  Limitation of the Guarantor's Liability.

            The Guarantor and by its acceptance hereof each Holder confirms that it is the intention of all such parties that the guarantee by the Guarantor pursuant to this Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law or the provisions of its local law relating to fraudulent transfer or conveyance. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under the Guarantee shall be limited to the maximum amount that will not, after giving effect to all other contingent and fixed liabilities of the Guarantor and after giving effect to any collections from or payments made by or on behalf of Guarantor in respect of the obligations of the Guarantor under the Guarantee or pursuant to Section 1306 hereof, result in the obligations of the Guarantor under this Guarantee constituting such fraudulent transfer or conveyance.

            SECTION 1206. Release of USI Atlantic as Guarantor and USIAH as Co-Issuer.

            (a) USI Atlantic will be released from its obligations under the Guarantee, and the Guarantee will terminate, if (i) the obligations of the Companies under this Indenture are assumed by an acquiring or successor Person (other than a Subsidiary of either of the Companies) pursuant to Article 8 hereof, (ii) USI Atlantic is sold or disposed of in a transaction that results in USI Atlantic no longer being a Subsidiary or all or substantially all the assets of USI Atlantic are sold or disposed of other than to the Companies or a Subsidiary of either of the Companies, in each case as permitted hereby, or
(iii) upon repayment of all amounts outstanding or the voluntary release of USI Atlantic under (x) the 7 1/4% Notes, (y) the Credit Facility and (z) any Debt of a Company or any Subsidiary of a Company incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, the 7 1/4% Notes and the Credit Facility, provided, in the case of (i), (ii) and (iii), that immediately after such release the Company would be in compliance with the limitation on Indebtedness of Restricted Subsidiaries and the other covenants herein. Furthermore, as a condition to a release pursuant to clause (iii), such Company must certify to the Trustee that immediately following the release of USI Atlantic as Guarantor, USI Atlantic will not immediately thereafter be a guarantor of any Restricted Subsidiary Funded Debt in excess of the amount of the Debt Basket (as defined herein).

            (b) USIAH will be released from its obligations under the Securities if (i) the obligations of the Companies under this Indenture are assumed by an acquiring or successor Person (other than a Subsidiary of either of the Companies) pursuant to Article 8 hereof, (ii) USIAH is sold or disposed of in USIAH no longer being a Subsidiary of USI, or all or substantially all the assets of USIAH are sold or disposed of other than to USI or a Subsidiary of USI, in each case as permitted hereby, or (iii) upon repayment of all amounts outstanding under (x) the 7 1/4% Notes, (y) the Credit Facility and (z) any Debt of a Company or any Subsidiary of a Company incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, the 7 1/4% Notes and the Credit Facility, provided, in the case of (i), (ii) and (iii), that immediately after such release the Company would be in compliance with the limitation on Indebtedness of Restricted Subsidiaries and the other covenants herein. Furthermore, as a condition to a release of USIAH as co-obligor of the Securities under clause (iii), USI must certify to the Trustee that immediately following the release of USIAH from its obligations under the Securities, USIAH will not immediately thereafter be an obligor under any Restricted Subsidiary Funded Debt in excess of the amount of the Debt Basket (as defined herein).

            SECTION 1207.  Benefits Acknowledged.

            The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that its guarantee and waivers pursuant to this Guarantee are knowingly made in contemplation of such benefits.


                               ARTICLE THIRTEEN

[Reserved.]

                               ARTICLE FOURTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

            SECTION 1401. Companies' Option to Effect Defeasance or Covenant Defeasance.

            Except as otherwise specified as contemplated by Section 301 for Securities of any series, the provisions of this Article Fourteen shall apply to each series of securities, and the Companies may, at their option, effect defeasance of the Securities of or within a series under Section 1402, or covenant defeasance of or within a series under Section 1403 in accordance with the terms of such Securities and in accordance with this Article.

            SECTION 1402.  Defeasance and Discharge.

            Upon the Companies' exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Companies and the Guarantor shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in
Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Companies shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and the Guarantee, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in
(A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Companies, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in
Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (B) the Companies' obligations with respect to such Securities under Sections 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Companies may exercise their option under this Section 1402 notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities.

            SECTION 1403.  Covenant Defeasance.

            Upon the Companies' exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Companies and the Guarantor shall be released from their obligations under Sections 801 and 802 and Sections 1006 through 1011, and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Companies and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) or Section 501(9) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

            SECTION 1404.  Conditions to Defeasance or Covenant Defeasance.

            The following shall be the conditions to application of either
Section 1402 or Section 1403 to any Outstanding Securities of or within a series:

            (1) The Companies shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
      (A) an amount (in such Currency in which such Securities are then specified as payable at Stated Maturity), or (B) Government Obligations applicable to such Securities (determined on the basis of the Currency in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of and premium, if any, and interest, if any, under such Securities, money in an amount, or
      (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest, if any, on such Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest, if any; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities. Before such a deposit, the Companies may give to the Trustee, in accordance with Section 1102 hereof, a notice of their election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

            (2) No Default or Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (5) and (6) of Section 501 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which either of the Companies or the Guarantor is a party or by which it is bound.

            (4) In the case of an election under Section 1402, each of the Companies shall have delivered to the Trustee an Opinion of Counsel stating that (x) each of the Companies has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            (5) In the case of an election under Section 1403, each of the Companies shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (6) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 301.

            (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with.

            SECTION 1405. Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of such Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including either of the Companies acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

            Unless otherwise specified with respect to any Security pursuant to
Section 301, if, after a deposit referred to in Section 1404(1) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 312(b) or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 1404(1) has been made in respect of such Security, or (b) a Conversion Event occurs as contemplated in Section 315(d) or 315(e) or by the terms of any Security in respect of which the deposit pursuant to Section 1404(1) has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any) and interest, if any, on such Security as they become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such Currency in effect on the third Business Day prior to each payment date, except, with respect to a Conversion Event, for such Currency in effect (as nearly as feasible) at the time of the Conversion Event.

            The Companies shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

            Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Companies from time to time upon a Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

            SECTION 1406.  Reinstatement.

            If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1405 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Companies' obligations under this Indenture and such Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1405; provided, however, that if the Companies make any payment of principal of (or premium, if any) or interest, if any, on any such Security following the reinstatement of its obligations, the Companies shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

            This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                    U.S. INDUSTRIES, INC.,
                                    as Joint & Several Obligor

                                    By: /s/ Peter F. Reilly
                                        ----------------------------------
                                          Name: Peter F. Reilly
                                          Title: Treasurer


                                    USI AMERICAN HOLDINGS, INC.,
                                       as Joint & Several Obligor

                                    By: /s/ Peter F. Reilly
                                        ----------------------------------
                                          Name: Peter F. Reilly
                                          Title: Treasurer


                                    USI ATLANTIC CORP., as Guarantor

                                    By: /s/ Peter F. Reilly
                                        ----------------------------------
                                          Name: Peter F. Reilly
                                          Title: Treasurer



                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee

                                    By: /s/ Michael Pinzon
                                        ----------------------------------
                                          Name: Michael Pinzon
                                          Title: Trust Officer

                                   EXHIBIT A

                              [FORM OF SECURITY]


THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (i) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (a)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (3) OUTSIDE THE U.S. TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (b) TO THE COMPANIES OR (c) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE U.S. OR ANY OTHER APPLICABLE JURISDICTION AND (ii) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (i) ABOVE.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS

      WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC OR NOMINEES OF DTC OR TO A SUCCESSOR OF DTC OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 305 AND 306 OF THE INDENTURE.




                             U.S. INDUSTRIES, INC.
                          USI AMERICAN HOLDINGS, INC.

                          _____% Senior Note due 200_

                               U.S. $__________
No.                                                       CUSIP No.

            U.S. INDUSTRIES, INC. and USI AMERICAN HOLDINGS, INC., both Delaware corporations (herein called the "Companies", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby jointly and severally promise to pay to ______________ or registered assigns, the principal sum of ____________________ Dollars on __________, 200_ at the
office or agency of the Companies referred to below, and to pay interest thereon on __________, 1999 and semi-annually thereafter, on __________ and __________
in each year, from __________, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of ____% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Notes from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or __________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Notes, may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to

Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

              [The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of __________, ____ (the "Registration Rights Agreement"), among the Companies and the Initial Purchasers named therein. In the event that either (a) an Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Commission on or prior to the 90th day following the date of the Indenture,
(b) such Exchange Offer Registration Statement has not been declared effective on or prior to the 180th day following the date of the Indenture, (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or, if required, a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) with respect to the Notes is not declared effective on or prior to the 210th day following the date of the Indenture or (d) the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable (each such event referred to in clauses (a) through (d) above, a "Registration Default") then the per annum interest rate borne by this Note shall be increased by one-quarter of one percent per annum for the first 90-day period following the Registration Default. The per annum interest rate borne by this Note will increase by an additional one quarter of one percent per annum for each subsequent 90-day period following such Registration Default to a maximum of one percent per annum until such Registration Default has been cured. Upon (w) the filing of the Exchange Offer Registration Statement after the 90-day period described in clause (a) above, (x) the effectiveness of the Exchange Offer Registration Statement after the 180-day period described in clause (b) above or (y) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 210-day period described in clause (c) above, or (z) the cure of any Registration Default described in clause (d) above, the interest rate borne by the Note from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the original interest rate set forth above if the Companies are otherwise in compliance with this paragraph; provided, however, that, if after such reduction in interest rate, a different event specified in clause (a), (b), (c) or (d) above occurs, the interest rate may again be increased and thereafter reduced pursuant to the foregoing provisions.]

            Payment of the principal of (and premium, if any, on) and interest on this Note will be made at the office or agency of the Companies maintained for that purpose in The City of New York, or at such other office or agency of the Companies as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Companies (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Note Register or
(ii) by wire transfer to an account maintained by the payee located in the United States provided that appropriate written wire instructions have been provided prior to the relevant record date.

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee or the Authenticating Agent referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Companies have caused this instrument to be duly executed under its corporate seal.


                                    U.S. INDUSTRIES, INC.

                                    By
                                       Name:
                                       Title:




                                    USI AMERICAN HOLDINGS, INC.

                                    By
                                       Name:
                                       Title:
[Seal]


Attest:

-----------------
Authorized Officer


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes referred to in the within-mentioned Indenture.

                                       The First National Bank of Chicago,
                                   as Trustee


                                       By:
                                              Authorized Signatory

Dated:  __________

                            [Reverse of Note]

            This Note is one of a duly authorized issue of securities of the Companies designated as its ___% Senior Notes due 200_ (the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $___________, which may be issued under an indenture (the "Indenture") dated as of October 27, 1998 among the Companies, USI Atlantic Corp., as Guarantor (the "Guarantor"), and The First National Bank of Chicago, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Companies, the Guarantor, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

            On or before each payment date, the Companies shall deliver or cause to be delivered to the Trustee or the Paying Agent an amount in dollars sufficient to pay the amount due on such payment date.

            At any time or from time to time, the Companies may redeem the Notes, in whole or in part, on at least 30 days' prior notice by mail, at a redemption price (the "Redemption Price") equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus [ ] basis points, plus, in each case, accrued but unpaid interest to the date of redemption. On and after the redemption date, interest will cease to accrue on the Notes or portions of Notes called for redemption on such date. Notes may be redeemed only in integral multiples of $1,000.

            For this purpose, the following terms shall have the meaning set forth below:

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker which would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Companies.

            "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or
(ii) if such release (or any successor release) is not published or does not contain such prices on such business day (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) of the Trustee obtains fewer than three such Reference Dealer Quotations, the average of all such Quotations.

            "Reference Treasury Dealer" means _____________ and its successors and/or such other primary U.S. Government securities dealers in New York City (a "Primary Treasury Dealer") as shall be designated by the Companies from time to time, in each case provided that such entity continues to be a Primary Treasury Dealer.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quote in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

            Any notice to the Holders or such a redemption need not set forth the redemption price but need only set forth the method of calculation thereof as described above. The redemption price, calculated as aforesaid, shall be set forth in an Officers' Certificate to the Trustee no later than two business days prior to the redemption.

            In the event of redemption or repurchase of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Companies on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Companies with certain conditions set forth therein, which provisions apply to this Note.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Companies and the rights of the Holders under the Indenture and the Note at any time by the Companies and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Notes at the time Outstanding. Additionally, the Indenture permits, without notice to or consent of any Holder, the amendment thereof (a) to evidence the succession of another person to the Companies as obligor under the Indenture and the Notes, (b) to add to the covenants of the Companies for the benefit of the Holders of Notes or to surrender any right or power conferred upon the Companies by the Indenture, (c) to add Events of Default for the benefit of the Holders of Notes, (d) to secure the Notes pursuant to the provisions described in Section 1012 or 801 of the Indenture or otherwise, (e) to provide for the acceptance of appointment by a successor Trustee, (f) to cure any ambiguity, defect or inconsistency in the Indenture, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to clarify any other provision with respect to matters or questions arising under this Indenture, provided such action does not adversely affect the interests of Holders of Notes in any material respect, or (g) to supplement any of the provisions of the Indenture to the extent necessary to permit or facilitate defeasance and discharge of the Notes, provided that such action shall not adversely affect the interests of the Holders of Notes in any material respect.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Companies, any Guarantor or any other obligor on the Notes (in the event such Guarantor or other obligor is obligated to make payments in respect of the Notes), which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable on the Securities Register of the Companies, upon surrender of this Note for registration of transfer at the office or agency of the Companies maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Companies and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but the Companies may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection therewith.

            Prior to the time of due presentment of this Note for registration of transfer, the Companies, the Trustee and any agent of the Companies or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Companies, the Trustee nor any agent shall be affected by notice to the contrary.

            THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK EXCLUDING (TO THE GREATEST EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

            All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                         FORM OF TRANSFER NOTICE


            FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
please print or typewrite name and address including zip code of assignee


--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer said Note on the books of the Companies with full power of substitution in the premises.


            In connection with any transfer of this Note occurring prior to the Resale Restriction Termination Date, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                               [Check One]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                   or

[ ] (b)     this Note is being transferred other than in accordance with
            (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 312 of the Indenture shall have been satisfied.

Date:                         NOTICE:
     -------------                     -----------------------------------------
                                       The signature  must correspond with the
                                       name as written upon the face of the
                                       within-mentioned instrument in every
                                       particular, without alteration or any
                                       change whatsoever.


Signature Guarantee:
                     -----------------------------------------------------------

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

            The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Companies as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:                        NOTICE:
                                      ------------------------------------------
                                      To be executed by an executive officer.